Winslow Green Mutual Funds

winslow green solutions fund
(Institutional Class)

Supplement dated February 27, 2009 to
Prospectus dated August 29, 2008

NOTICE TO SHAREHOLDERS

The Winslow Green Mutual Funds are pleased to announce that the Winslow Green Solutions Fund’s Board of Trustees has approved certain changes to the Fund’s investment objective.  Effective April 28, 2009, the Fund’s stated investment objective has been rephrased to more simply reflect the Fund’s goal.  Please note, this change will not affect the manner in which the investment adviser manages the Fund’s portfolio.  The Fund will continue to be invested primarily in equity securities as described in the Fund’s Prospectus.

Please note the following specific disclosure changes to be effective April 28, 2009:

Page 1:  Winslow Green Solutions Fund – Overview of the Fund
What is the Investment Objective of the Fund?

The section will be modified to state the new investment objective:  “The Winslow Green Solutions Fund seeks long-term capital growth.”

Page 6:
Investment Objective

The section will be modified to state the new investment objective:  “The Winslow Green Solutions Fund’s investment objective is long-term capital growth.  The Fund’s investment objective is non-fundamental and may be changed by a vote of the Board without shareholder approval upon a 60-day written notice to shareholders.”

Please retain this Supplement with the Prospectus.